Exhibit 99.1
Trupanion Reports Third Quarter 2017 Results
SEATTLE, WA. November 2, 2017 -- Trupanion, Inc. (Nasdaq: TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the third quarter ended September 30, 2017.
“The third quarter was a particularly strong quarter driven by solid operational execution across most of our key strategic initiatives. As a result, we delivered another quarter of consistent revenue growth and positive cash flow,” said Darryl Rawlings, CEO of Trupanion. “During the quarter, we deployed additional capital to test pet acquisition initiatives, with encouraging early results. We also learned that we need to invest more into longer-term, foundational initiatives.”
Third Quarter 2017 Financial and Business Highlights

•	Total revenue was $63.1 million, an increase of 31% compared to the third quarter of 2016 (29% on a constant currency basis).

•	Total enrolled pets (including pets from our other business segment) was 404,069 at September 30, 2017, an increase of 21% over the prior year period.

•	Subscription business revenue was $56.5 million, an increase of 27% compared to the third quarter of 2016 (25% on a constant currency basis).

•	Subscription enrolled pets was 359,102 at September 30, 2017, an increase of 15% over the prior year period.

•	Net income was $0.4 million, or $0.01 per basic and diluted share, compared to a net loss of $(1.6) million, or $(0.06) per basic and diluted share, in the third quarter of 2016.

•	Adjusted EBITDA was $2.4 million, compared to adjusted EBITDA of $0.3 million in the third quarter of 2016.

•	Operating cash flow was $3.0 million and free cash flow was $2.0 million, compared to operating cash flow of $1.3 million and free cash flow of $0.9 million in the third quarter of 2016.

Year-to-date 2017 Financial and Business Highlights

•	Total revenue was $176.1 million, an increase of 29% compared to the first nine months of 2016.

•	Subscription business revenue was $159.4 million, an increase of 27% compared to the first nine months of 2016.

•	Net loss was $(0.7) million, or $(0.02) per basic and diluted share, compared to a net loss of $(5.2) million or $(0.18) per basic and diluted share, in the first nine months of 2016.

•	Adjusted EBITDA was $4.3 million, compared to adjusted EBITDA of $(0.2) million in the first nine months of 2016.

•	Operating cash flow was $6.7 million and free cash flow was $4.4 million, compared to operating cash flow of $1.6 million and free cash flow of less than $0.1 million in the first nine months of 2016.

Revenue by Quarter

Revenue by Quarter

Total Revenue by New vs. Existing Pets
(dollars, in millions)
Existing Pets
New Pets
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
$3.1
$4.4
$5.3
$6.3
$7.6
$8.8
$9.9
$10.7
$12.0
$13.2
$14.5
$15.9
$17.8
$19.8
$22.1
$24.0
$25.6
$28.1
$30.3
$31.9
$33.3
$35.6
$37.9
$40.2
$42.7
$45.8
$48.4
$51.3
$54.7
$58.3
$63.1
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Conference Call
Trupanion’s management will host a conference call today to review its third quarter 2017 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13671520.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion has helped provide peace of mind to pet owners so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information please visit Trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain contractual relations with third parties; the ability to realize benefits from strategic initiatives; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; the ability to protect and enforce Trupanion’s intellectual property rights; third-party claims including litigation and regulatory actions; and the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2016 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures, including, without limitation, free cash flow, acquisition cost, net acquisition cost, cost of goods, variable expenses, fixed expenses, non-GAAP subscription gross profit, non-GAAP gross profit, adjusted EBITDA, and basic earnings per share, excluding gain on sale of equity method investment. Adjusted EBITDA is a non-GAAP financial measure that we define as net loss excluding stock-based compensation expense, depreciation and amortization expense, interest income, interest expense, income tax expense (benefit), and loss (gain) from equity method investment.
Trupanion’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. Further, stock-based compensation expense and other items used in the calculation of various metrics have been and will continue to be for the foreseeable future significant recurring expenses in Trupanion’s business. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between its operating results from period to period. Trupanion calculates non-GAAP gross profit by subtracting cost of goods and variable expenses from revenue. Cost of goods and variable expenses used in this calculation are non-GAAP measures which exclude stock-based compensation expense. Fixed expenses is a non-GAAP measure which excludes stock-based compensation expense and depreciation and amortization expense. Trupanion excludes sign-up fee revenue from the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present acquisition cost, net acquisition cost and the related financial measures it derives from them, as well as adjusted EBITDA, in a consistent manner across periods. Trupanion presents earnings-per-share excluding the impact of one-time transactions and events for increased comparability across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
	(unaudited)			
Revenue:				
Subscription business	$ 56,493	$ 44,629	$ 159,363	$ 125,934
Other business	6,625	3,730	16,759	10,956
Total revenue	63,118	48,359	176,122	136,890
Cost of revenue:				
Subscription business [1]	45,215	36,432	129,052	102,793
Other business	6,096	3,427	15,757	10,027
Total cost of revenue [2]	51,311	39,859	144,809	112,820
Gross profit:				
Subscription business	11,278	8,197	30,311	23,141
Other business	529	303	1,002	929
Total gross profit	11,807	8,500	31,313	24,070
Operating expenses:				
Sales and marketing [1]	4,862	3,892	13,323	11,296
Technology and development [1]	2,471	2,339	7,196	6,790
General and administrative [1]	4,017	3,811	12,274	11,028
Total operating expenses	11,350	10,042	32,793	29,114
Operating income (loss)	457	(1,542)	(1,480)	(5,044)
Interest expense	124	66	370	137
Other (income) expense, net	(99)	16	(1,239)	(39)
Income (loss) before income taxes	432	(1,624)	(611)	(5,142)
Income tax expense	26	13	54	31
Net income (loss)	$ 406	$ (1,637)	$ (665)	$ (5,173)

Trupanion, Inc.

Consolidated Balance Sheets

(in thousands, except per share data)

	September 30, 2017	December 31, 2016
	(unaudited)	
Assets		
Current assets:		
Cash and cash equivalents	$ 25,249	$ 23,637
Short-term investments	34,031	29,570
Accounts and other receivables	20,315	10,118
Prepaid expenses and other assets	2,987	2,062
Total current assets	82,582	65,387
Restricted cash	600	600
Long-term investments, at fair value	3,084	2,579
Equity method investment	-	271
Property and equipment, net	7,958	8,464
Intangible assets, net	4,965	4,910
Other long-term assets	2,739	134
Total assets	$ 101,928	$ 82,345
Liabilities and stockholders' equity		
Current liabilities:		
Accounts payable	$ 2,327	$ 2,006
Accrued liabilities and other current liabilities	7,813	5,416
Claims reserve	11,255	9,521
Deferred revenue	22,656	13,463
Total current liabilities	44,051	30,406
Long-term debt	7,299	4,767
Deferred tax liabilities	1,623	1,623
Other liabilities	1,003	834
Total liabilities	53,976	37,630
Stockholders' equity:

Trupanion, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2017	2016	2017	2016
	(unaudited)			
Operating activities				
Net income (loss)	$ 406	$ (1,637)	$ (665)	$ (5,173)
Adjustments to reconcile net income (loss) to cash provided by operating activities:				
Depreciation and amortization	1,095	1,093	3,208	2,617
Stock-based compensation expense	895	776	2,564	2,215
Gain on sale of equity method investment	-	-	(1,036)	-
Other, net	187	179	243	218
Changes in operating assets and liabilities:				
Accounts and other receivables	(3,196)	(1,029)	(10,164)	(2,023)
Prepaid expenses and other assets	(114)	(246)	(297)	217
Accounts payable, accrued liabilities and other liabilities	1,209	578	2,122	(625)
Claims reserve	380	799	1,639	2,043
Deferred revenue	2,146	795	9,075	2,079
Net cash provided by operating activities	3,008	1,308	6,689	1,568
Investing activities				
Purchases of investment securities	(5,809)	(4,769)	(20,704)	(15,992)
Maturities of investment securities	4,166	3,239	15,878	12,577
Proceeds from sale of equity method investment	-	-	1,402	-
Purchases of property and equipment	(983)	(456)	(2,247)	(1,546)
Other investments	(9)	(61)	(2,762)	(130)
Net cash used in investing activities	(2,635)	(2,047)	(8,433)	(5,091)
Financing activities				
Proceeds from exercise of stock options	435	951	2,082	2,736
Shares withheld to satisfy tax withholding	(1,170)	(662)	(1,170)	(662)
Proceeds from debt financing, net financing fees	961	3,002	2,420	3,988
Payments on financing obligations	(209)	(37)	(412)	(110)
Net cash provided by financing activities	17	3,254	2,920	5,952
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	255	(96)	436	241
Net increase in cash, cash equivalents, and restricted cash	645	2,419	1,612	2,670
Cash, cash equivalents, and restricted cash at beginning of period	25,204	18,207	24,237	17,956
Cash, cash equivalents, and restricted cash at end of period	$ 25,849	$ 20,626	$ 25,849	$ 20,626

The following tables set forth our key operating metrics:

	Nine Months Ended September 30,	
	2017	2016
Total pets enrolled (at period end)	404,069	334,070
Total subscription pets enrolled (at period end)	359,102	312,282
Monthly average revenue per pet	$ 51.67	$ 47.33
Lifetime value of a pet (LVP)	$ 701	$ 624
Average pet acquisition cost (PAC)	$ 141	$ 120
Average monthly retention	98.61%	98.61%

	Three Months Ended							
	Sep. 30, 2017	Jun. 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Sep. 30, 2016	Jun. 30, 2016	Mar. 31, 2016	Dec. 31, 2015
Total pets enrolled (at period end)	404,069	383,293	364,259	343,649	334,070	320,896	307,298	291,818
Total subscription pets enrolled (at period end)	359,102	346,409	334,909	323,233	312,282	299,856	287,123	272,636
Monthly average revenue per pet	$ 52.95	$ 51.47	$ 50.50	$ 49.17	$ 48.37	$ 47.39	$ 46.12	$ 45.48
Lifetime value of a pet (LVP)	$ 701	$ 654	$ 637	$ 631	$ 624	$ 622	$ 603	$ 591
Average pet acquisition cost (PAC)	$ 151	$ 143	$ 128	$ 133	$ 120	$ 118	$ 123	$ 132
Average monthly retention	98.61%	98.57%	98.58%	98.60%	98.61%	98.64%	98.65%	98.64%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2017	2016	2017	2016
Net cash provided by operating activities	$ 3,008	$ 1,308	$ 6,689	$ 1,568
Purchases of property and equipment	(983)	(456)	(2,247)	(1,546)
Free cash flow	$ 2,025	$ 852	$ 4,442	$ 22

Contacts:

Investors:
Laura Bainbridge, Addo Investor Relations
310.829.5400
InvestorRelations@trupanion.com
Media:
Scott Janzen, Trupanion Director of Communications
888.612.1138 ext 3450
scott.janzen@trupanion.com

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